Fair value of Above / Below Market Acquired Time Charters	6 Months Ended
Jun. 30, 2019
Fair Value Of Above Below Market Acquired Time Charters
Fair Value of Above / Below Market Acquired Time Charters:

8.       Fair value of Above / Below Market Acquired Time Charters:

Details of the Company’s fair value of above/below market acquired time charters are discussed in Note 7 of the Company’s consolidated financial statements for the year ended December 31, 2018, included in the 2018 Annual Report and are supplemented by the below new activities.

As part of the Step 1 Acquisition of the E.R. Vessels, the Company took delivery of the vessels Star Marianne and Star Janni (Note 5) with time charter agreements attached. The Company recognized a liability of $1,269 and an asset of $336, since it determined that the charter rate of the Star Marianne was below market rates and Star Janni was above market rates on the date of each vessel’s delivery (Level 2).

For the six-month period ended June 30, 2019, the amortization of fair value of the below market acquired time charters was $1,353 and of the above market acquired time charters was $167 and are included under “Voyage revenues” in the consolidated statement of operations. The accumulated amortization of the below market time charters as of June 30, 2019 was $3,173 and of the above market acquired time charters was $167.

The unamortized balance of the intangible asset as of June 30, 2019 of $169 will be amortized in the third quarter of 2019 while the unamortized balance of the intangible liability as of June 30, 2019 of $3,469 is expected to be amortized over the weighted average period of 2.41 years as follows:

Twelve month periods ending	Amount
June 30, 2020	$1,714
June 30, 2021	924
June 30, 2022	831
Total	$3,469